UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K/A
 (Amendment No. 1)
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2015
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Autobytel Inc.
 (Exact name of registrant as specified in its charter)
_________________________

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200 Irvine, California 92612-1400
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 225-4500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Autobytel Inc., a Delaware corporation (“Autobytel” or “Company”), is filing this Amendment No. 1 (“Amendment No. 1”) to supplement the Current Report on Form 8-K that was filed by Autobytel on May 27, 2015 (“Original Form 8-K”).  The Original Form 8-K reported that on May 21, 2015 Autobytel and CDK Global, LLC., a Delaware limited liability company (“Seller”), entered into and consummated a Stock Purchase Agreement pursuant to which Autobytel acquired all of the issued and outstanding shares of common stock in Dealix Corporation, a California corporation and a subsidiary of Seller (“Dealix”), and Autotegrity, Inc., a Delaware corporation and a subsidiary of Seller (“Autotegrity”), collectively known as the Internet Sales Leads Business of CDK Global, Inc. (“Leads Business”).  In the Original Form 8-K, we indicated that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed by amendment to the Original Form 8-K no later than 71 calendar days after the date the Original Form 8-K was required to be filed.  This Amendment No. 1 to the Original Form 8-K supplements Item 9.01 of the Original Form 8-K to include the required financial statements of the Internet Sales Leads Business of CDK Global, Inc. and the unaudited pro forma condensed combined financial information required pursuant to Rule 3-05 and Article 11 of Regulation S-X in connection with the acquisition of the Internet Sales Leads Business of CDK Global, Inc.

Item 9.01                      Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited carve-out financial statements of the Internet Sales Leads Business of CDK Global, Inc. required by Item 9.01(a) of Form 8-K are filed herewith as Exhibit 99.1 and incorporated herein by reference in this Item 9.01(a).

(b)           Pro Forma Financial Information.

The pro forma financial information of the Company required by Item 9.01(b) of Form 8-K is filed herewith as Exhibit 99.2 and incorporated herein by reference in this Item 9.01(b).

(c )           Not applicable.

(d)           Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1
Audited Financial Statements of the Internet Sales Leads Business of CDK Global, Inc. as of March 31, 2015 and June 30, 2014 and  for the nine-months ended March 31, 2015 and for the years ended June 30, 2014 and June 30, 2013

99.2
Unaudited Pro Forma Condensed Combined Balance Sheets and Statements of Income of Autobytel Inc. as of March 31, 2015 and for the year ended December 31, 2014 and for the three months ended March 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOBYTEL INC.
Date: August 6, 2015

	By:	/s/ Glenn E. Fuller
Glenn E. Fuller
Executive Vice President, Chief Legal and
Administrative Officer and Secretary